Exhibit 10.4 (b)

EXECUTION COPY

AMENDMENT NO. 1, dated as of January 28, 2011 (this “Amendment), to the Senior Secured Term Loan Agreement, dated as of December 21, 2006 (the “Credit Agreement”), among ORCHARD SUPPLY HARDWARE LLC (“Borrower”), ORCHARD SUPPLY HARDWARE STORES CORPORATION, a Delaware corporation (“Holdings”), those certain Subsidiaries of Holdings parties hereto (together with Holdings, collectively, the “Guarantors”), the Term Lenders party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Term Lenders (in such capacity, the “Term Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as collateral agent for the Term Lenders (in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Loan Parties desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 9.02(b) of the Credit Agreement provides that the Borrower and the Required Term Lenders may amend the Credit Agreement;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a) The following definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of January 28, 2011.

“Amendment No. 1 Effective Date” means the date on which each of the conditions set forth in Section 2 of Amendment No. 1 have been satisfied.

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by inserting a new paragraph at the end of the first paragraph of such definition as follows:

Notwithstanding the foregoing, for each day on or after the Amendment No. 1 Effective Date, the “Applicable Rate” shall be (i) if the Adjusted Leverage Ratio as of any date of determination is greater than 3.75:1.00, with respect to (x) ABR Loans, a percentage per annum equal to the Alternate Base Rate plus 3.75% and (y) Eurodollar Loans, a percentage per annum equal to the Adjusted LIBO Rate plus 4.75% or (ii) if the Adjusted Leverage Ratio as of any date of determination is less than or equal to 3.75:1.00, with respect to (x) ABR Loans, a percentage per annum equal to the Alternate Base Rate plus 3.50% and (y) Eurodollar Loans, a percentage per annum equal to the Adjusted LIBO Rate plus 4.50%.

(c) The definition of “EBITDA” in Section 1.01 of the Credit Agreement is amended by replacing the word “and” appearing immediately before clause (x) thereof with a comma and inserting the following immediately prior to the word “minus” appearing after such clause:

and (xi) (A) costs and expenses incurred in connection with the consummation of a corporate strategic transaction, including costs incurred as a result of any Public Equity Offering or other disposition of Equity Interests of Holdings by any of the Permitted Holders, and transaction and operating costs and expenses incurred in connection with building the infrastructure necessary for the Borrower and Holdings to operate as a public company subject to the registration and reporting requirements of the securities laws and costs and expenses in connection with any litigation or any regulatory action existing as of the Amendment No. 1 Effective Date, including costs associated with any settlement or judgment in an aggregate amount for all such items pursuant to this subclause (A) during the term of this Agreement not to exceed $4,000,000 and (B) costs of any merchandise mark-downs in an aggregate amount for all such items pursuant to this subclause (B) during the term of this Agreement not to exceed $4,000,000

(d) The definition of “ECF Percentage” in Section 1.01 of the Credit Agreement is deleted and replaced with the following:

“ECF Percentage” means 75%; provided that with respect to each fiscal year of the Borrower, the ECF Percentage shall be 50% in respect of such fiscal year if the Adjusted Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.00:1.00 but greater than 2.00:1:00; and provided further that the ECF Percentage shall be 25% in respect of such fiscal year if the Adjusted Leverage Ratio as of the last day of such fiscal year is less than or equal to 2.00:1.00.

(e) Section 2.11(a) of the Credit Agreement is amended by inserting the words “(except as provided in Section 2.12(c))” immediately after the word “penalty” appearing in the first sentence thereof.

(f) Section 2.12 of the Credit Agreement is amended by adding the following new clause (c) at the end of such Section:

(c) In the event that on or after the Amendment No. 1 Effective Date and prior to the one year anniversary of the Amendment No. 1 Effective Date (i) the Borrower prepays any Term Loan with the proceeds of other Indebtedness that bears interest at an effective interest rate lower than the interest rata applicable to the Term Loans or (ii) requires that any Term Loan be assigned in accordance with Section 9.02(d), then the Borrower shall pay a fee (x) in the case of clause (i) above, to each Lender whose Term Loan is so prepaid, equal to 1% of the principal amount of such Lender’s Term Loan that is prepaid and (y) in the case of clause (ii) above, to each Lender that is required to assign a Term Loan pursuant to Section 9.02(d) a fee equal to 1% of the principal amount of the Term Loan required to be assigned.

(g) Section 5.01 of the Credit Agreement is amended by (i) deleting the words “if the ABL Administrative Agent so requests under the ABL Credit Agreement,” in clause (c) thereof; (ii) deleting the word “and” appearing at the end of clause (h) thereof; (iii) replacing the period at the end of clause (i) with “; and”; and (iv) adding the following new clause (j) at the end of such Section:

(j) At the times required to be furnished to the ABL Administrative Agent pursuant to the ABL Credit Agreement, each Borrowing Base Certificate (as defined in the ABL Credit Agreement) furnished to the ABL Administrative Agent.

(h) Section 5.10 of the Credit Agreement is amended by (i) replacing the reference to “5.00x” appearing opposite the date “January 29, 2011” with “5.50x” and (ii) replacing the references to “4.75x” (A) appearing opposite the dates “April 30, 2011, July 30, 2011, October 29, 2011, February 4, 2012 and May 5, 2012” with “5.50x” and (B) appearing opposite the dates “August 4, 2012, November 3, 2012” and “February 2, 2013” with “5.25x”.

(i) Article V of the Credit Agreement is amended by adding a new Sections 5.15 and 5.16 at the end of such Article:

SECTION 5.15. Quarterly Conference Calls.

No later than fifteen (15) days after the delivery of the financial statements referred to in Section 5.01(a) and (b), hold a conference call at a time mutually agreed between the Borrower and the Term Administrative Agent (the costs of such call to be paid by the Borrower) with all Term Lenders who choose to attend such call, at which call shall be reviewed the financial condition and results of operations of Holdings and its Subsidiaries.

SECTION 5.16. Maintenance of Ratings.

Each Loan Party will use commercially reasonable efforts to cause the Term Loans and the Borrower’s corporate credit to become and continue to be rated by S&P (but not to maintain a specific rating).

(j) Section 6.01 of the Credit Agreement is amended by deleting the final paragraph thereof and replacing it with the following:

Additionally, no Loan Party will permit any Unrestricted Subsidiary to, create, incur or suffer to exist any Indebtedness for borrowed money other than (i) Indebtedness outstanding under the Loan Agreement, dated as of October 27, 2010, among the Real Property Holding Company, Wells Fargo Bank, N.A., as

administrative agent, and the other parties thereto and (ii) an extension, refinancing, or renewal of any of the Indebtedness described in clause (i) above or this clause (ii); provided that, in the case of this clause (ii), such extension, refinancing or renewal does not result in an increase in the principal amount of such Indebtedness above the amount outstanding immediately prior to such extension refinancing or renewal except by an amount equal to accrued but unpaid interest and premiums thereon.

Section 2. Effectiveness. The amendments to the Credit Agreement set forth in Section 1 hereof shall become effective as of the first date when each of the following conditions shall have been satisfied:

(a) Execution of Documents. The Term Administrative Agent shall have received counterparts to this Amendment, duly executed and delivered by the Borrower, Holdings, each Guarantor and the Required Term Lenders.

(b) Consent Fee. The Term Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Term Lender that has returned an executed counterpart to this Amendment to the Term Administrative Agent at or prior to 5:00 p.m., New York City time on January 26, 2011 (the “Consent Deadline” and each such Term Lender, a “Consenting Lender”) equal to 0.25% of the aggregate principal amount of the Term Loans held by such Consenting Lender as of the Consent Deadline.

(c) Certificate of Responsible Officer. The Term Administrative Agent shall have received a certificate of a Secretary or Assistant Secretary of the Borrower on the Amendment No. 1 Effective Date, certifying that (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Credit Agreement are true and correct in all material respects as of such date (or, in the case of any representation or warranty expressly made as of an earlier date, such representation or warranty is true and correct in all material respects as of such earlier date) before and after giving effect to this Amendment.

(d) Fees and Expenses. The Administrative Agent and J.P. Morgan Securities LLC shall have been paid all fees and, to the extent invoiced, expenses required to be paid by the Borrower in connection with this Amendment.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Term Lenders, the Collateral Agent or the Term Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the effective date of this Amendment, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

ORCHARD SUPPLY HARDWARE LLC, as Borrower

By:	/s/ Bill Robertson
Name: Bill Robertson
Title: CFO

ORCHARD SUPPLY HARDWARE STORES CORPORATION, as Holdings

By:	/s/ Allen Ravas
Name: Allen Ravas
Title: CAO

OSH FINANCE CORPORATION, as a Guarantor

By:	/s/ Roger L. Smith
Name: Roger L. Smith
Title: Secretary

[Orchard Supply Hardware Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Term Administrative Agent and a Term Lender

By:	/s/ Barry K. Bergman
Name: Barry K. Bergman
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

[Pacifica CDO III, LTD]

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

[Orchard Supply Hardware Amendment No. 1]

ACA CLO 2005-1, LTD.
ACA CLO 2006-1, LTD.
ACA CLO 2006-2, LTD.
ACA CLO 2007-1, LTD.
Apidos CDO I
Apidos CDO II
Apidos CDO III
Apidos CDO IV
Apidos CDO V
Apidos Cinco CDO
Apidos Quattro CDO

By their investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

[Orchard Supply Hardware Amendment No. 1]

BLUEMOUNTAIN CLO III LTD.

By: BLUEMOUNTAIN CAPITAL MANAGEMENT LLC.

Its Collateral Manager

By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

[Orchard Supply Hardware Amendment No. 1]

Carlyle Azure CLO, Ltd.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano
Title:	Managing Director

[Orchard Supply Hardware Amendment No. 1]

Carlyle Daytona CLO, Ltd.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano
Title:	Managing Director

[Orchard Supply Hardware Amendment No. 1]

Carlyle McLaren CLO, Ltd.

By:	/s/ Glori H. Graziano

Name: Glori H. Graziano
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

Carlyle Modena CLO, Ltd.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano
Title:	Managing Director

[Orchard Supply Hardware Amendment No. 1]

Carlyle Vantage CLO, Ltd.

By:	/s/ Glori H. Graziano

Name:	Glori H. Graziano
Title:	Managing Director

[Orchard Supply Hardware Amendment No. 1]

OLYMPIC CLO I, LTD.

By:	/s/ John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management

[Orchard Supply Hardware Amendment No. 1]

SAN GABRIEL CLO I, LTD

By:	/s/ John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management

[Orchard Supply Hardware Amendment No. 1]

SHASTA CLO I, LTD.

By:	/s/ John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management

[Orchard Supply Hardware Amendment No. 1]

SIERRA CLO II, LTD.

By:	/s/ John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management

[Orchard Supply Hardware Amendment No. 1]

WHITNEY CLO I, LTD.

By:	/s/ John Casparian
	Name:	John Casparian
	Title:	Co-President, Churchill Pacific Asset Management

[Orchard Supply Hardware Amendment No. 1]

RiverSource Bond Series, Inc. - Columbia Floating Rate Fund

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

[Orchard Supply Hardware Amendment No. 1]

Cent CDO 12 Limited
By: Columbia Management Investment
Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

[Orchard Supply Hardware Amendment No. 1]

Cent CDO 14 Limited
By: Columbia Management Investment
Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

[Orchard Supply Hardware Amendment No. 1]

Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VII, LTD.

By:	/s/ John P. Thacker
Name: JOHN P. THACKER
Title: CHIEF CREDIT OFFICER

[Orchard Supply Hardware Amendment No. 1]

Duane Street CLO II, Ltd.
By: DiMaio Ahmad Capital LLC,
As Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Principal Authorized Signatory

Duane Street CLO III, Ltd.
By: DiMaio Ahmad Capital LLC,
As Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Principal Authorized Signatory

Duane Street CLO IV, Ltd.
By: DiMaio Ahmad Capital LLC,
As Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Principal Authorized Signatory

[Orchard Supply Hardware Amendment No. 1]

NAVIGATOR CDO 2003, LTD., as a Lender

By:	GE Capital Debt Advisors LLC, as Collateral Manager

	By:	/s/ John Campos

Name:	John Campos
Title:	Authorized Signatory

[Orchard Supply Hardware Amendment No. 1]

NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Capital Debt Advisors LLC, as Collateral Manager

	By:	/s/ John Campos

Name: John Campos
Title: Authorized Signatory

[Orchard Supply Hardware Amendment No. 1]

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Capital Debt Advisors LLC, as Collateral Manager

	By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

[Orchard Supply Hardware Amendment No. 1]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Craig Winslow
Name: Craig Winslow
Title: Duly Authorized Signatory

[Orchard Supply Hardware Amendment No. 1]

WATERFRONT CLO 2007-1, LTD.

By:	/s/ Kevin S. Buckle
	Name:	Kevin S. Buckle
	Title:	Senior Vice President Grandview Capital Management, LLC As Investment Manager

[Orchard Supply Hardware Amendment No. 1]

GULF STREAM-COMPASS CLO 2002-1 LTD.		GULF STREAM-COMPASS CLO 2003-1 LTD.
By: Gulf Stream Asset Management LLC		By: Gulf Stream Asset Management LLC
As Collateral Manager		As Collateral Manager

By:	/s/ Barry K. Love	By:	/s/ Barry K. Love
Name:	Barry K. Love	Name:	Barry K. Love
Title:	Chief Credit Officer	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-11 LTD.		GULF STREAM-SEXTANT CLO 2006-1 LTD
By: Gulf Stream Asset Management LLC		By: Gulf Stream Asset Management, LLC
As Collateral Manager		As Collateral Manager

By:	/s/ Barry K. Love	By:	/s/ Barry K. Love
Name:	Barry K. Love	Name:	Barry K. Love
Title:	Chief Credit Officer	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-1 LTD.		GULF STREAM-SEXTANT 2007-1 LTD
By: Gulf Stream Asset Management LLC		By: Gulf Stream Asset Management, LLC
As Collateral Manager		As Collateral Manager

By:	/s/ Barry K. Love	By:	/s/ Barry K. Love
Name:	Barry K. Love	Name:	Barry K. Love
Title:	Chief Credit Officer	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2007, LTD.		NEPTUNE FINANCE CCS, LTD.
By: Gulf Stream Asset Management, LLC		By: Gulf Stream Asset Management LLC
As Collateral Manager		As Collateral Manager

By:	/s/ Barry K. Love	By:	/s/ Barry K. Love
Name:	Barry K. Love	Name:	Barry K. Love
Title:	Chief Credit Officer	Title:	Chief Credit Officer

[Orchard Supply Hardware Amendment No. 1]

Harch CLO III Limited

By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

[Orchard Supply Hardware Amendment No. 1]

Brentwood CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Orchard Supply Hardware Amendment No. 1]

Liberty CLO, Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Orchard Supply Hardware Amendment No. 1]

Loan Funding IV LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post
		Name:	JASON POST
		Title:	OPERATIONS DIRECTOR

[Orchard Supply Hardware Amendment No. 1]

Loan Funding VII LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post
Name: JASON POST
Title: OPERATIONS DIRECTOR

[Orchard Supply Hardware Amendment No. 1]

Rockwall CDO LTD.
By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., It’s General Partner

By:	/s/ Jason Post
Name: JASON POST
Title: OPERATIONS DIRECTOR

[Orchard Supply Hardware Amendment No. 1]

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Orchard Supply Hardware Amendment No. 1]

Ares IIIR/IVR CLO Ltd.

Ares VIII CLO Ltd.

Ares XI CLO Ltd.

Confluent 2 Limited

Ares Enhanced Credit Opportunities Fund Ltd.

Signature blocks continued on additional two pages.

ARES IIIR/IVR CLO LTD

ARES IIIR/IVR CLO LTD.

BY:	ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

ARES VIII CLO LTD

ARES VIII CLO LTD.

BY:	ARES CLO MANAGEMENT VIII, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP VIII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Orchard Supply Hardware Amendment No. 1]

ARES XI CLO LTD

ARES XI CLO LTD.

By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

CAAM

CONFLUENT 2 LIMITED

BY:	ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER

	BY:	ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Orchard Supply Hardware Amendment No. 1]

ECO FINANCING SUBSIDIARY

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

	By:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

[Orchard Supply Hardware Amendment No. 1]

Westchester CLO, Ltd
By:	Highland Capital Management, L.P., As Collateral Servicer
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Jason Post
	Name:	JASON POST
	Title:	OPERATIONS DIRECTOR

[Orchard Supply Hardware Amendment No. 1]

Latitude CLO II, Ltd.

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

[Orchard Supply Hardware Amendment No. 1]

VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

VEER CASH FLOW CLO, LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

VENTURE IX CDO LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC

By:	/s/ Michael G. Regan
Name: Michael G. Regan
Title: Managing Director

[Orchard Supply Hardware Amendment No. 1]

Galaxy IV CLO, LTD
By: PineBridge Investments LLC.
its Collateral Manager

Galaxy VI CLO, LTD
By: PineBridge Investments LLC.
its Collateral Manager

Galaxy VIII CLO, LTD
By: PineBridge Investments LLC.
Its Collateral Manager

Saturn CLO, Ltd.
By: PineBridge Investments LLC.
its Collateral Manager

Plymouth Rock CLO
By: PineBridge Investments LLC.
its Collateral Manager

As Lenders

By:	/s/ John Wesley Burgess
Name:	John Wesley Burgess
Title:	Vice President

[Orchard Supply Hardware Amendment No. 1]

Dryden V – Leveraged Loan CDO 2003
By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Orchard Supply Hardware Amendment No. 1]

Dryden VII – Leveraged Loan CDO 2004
By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Orchard Supply Hardware Amendment No. 1]

Dryden XI – Leveraged Loan CDO 2006
By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Orchard Supply Hardware Amendment No. 1]

Gateway CLO Limited
By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[Orchard Supply Hardware Amendment No. 1]

MOUNTAIN VIEW CLO II LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW CLO III LTD.
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Orchard Supply Hardware Amendment No. 1]

Nob Hill CLO II, Limited

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[Orchard Supply Hardware Amendment No.1]

CANNINGTON FUNDING LTD. Silvermine Capital Management LLC As Investment Manager

By:	/s/ Richard F. Kurth
	Name:	Richard F. Kurth
	Title:	Managing Director Silvermine Capital Management, LLC

[Orchard Supply Hardware Amendment No. 1]

COMSTOCK FUNDING LTD.
Silvermine Capital Management LLC
As Collateral Manager

By:	/s/ Richard F. Kurth
	Name:	Richard F. Kurth
	Title:	Managing Director
Silvermine Capital Management, LLC

[Orchard Supply Hardware Amendment No. 1]

ECP CLO 2008-1, LTD Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Richard F. Kurth
	Name:	Richard F. Kurth
	Title:	Managing Director
Silvermine Capital Management, LLC

[Orchard Supply Hardware Amendment No. 1]

GREENS CREEK FUNDING LTD. Silvermine Capital Management LLC As Investment Manager

By:	/s/ Richard F. Kurth
	Name:	Richard F. Kurth
	Title:	Managing Director Silvermine Capital Management, LLC

[Orchard Supply Hardware Amendment No. 1]

SILVERCREST CBNA LOAN FUNDING LLC By: Citibank, N.A.

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson
	Title:	Director

[Orchard Supply Hardware Amendment No. 1]

Symphony CLO II, LTD. By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	Portfolio Manager

[Orchard Supply Hardware Amendment No. 1]

Symphony CLO III, LTD. By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	Portfolio Manager

[Orchard Supply Hardware Amendment No. 1]

Symphony CLO VI, LTD.
By:	Symphony Asset Management LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	Portfolio Manager

[Orchard Supply Hardware Amendment No. 1]

Wells Fargo Bank N.A.

By:	/s/ Jeffrey D. Warren
	Name:	Jeffrey D. Warren
	Title:	Director

[Orchard Supply Hardware Amendment No. 1]

The Foothill Group, Inc.

/s/ Jack Salehian
Name:	Jack Salehian
Title:	V.P.

[Orchard Supply Hardware Amendment No. 1]

Foothill CLO I, Ltd.

By:	The Foothill Group, Inc.,
as attorney-in-fact

/s/ Jack Salehian
Name: Jack Salehian
Title: Managing Member

[Orchard Supply Hardware Amendment No. 1]